CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Egidio   Robertiello,   President  of  Credit  Suisse  Alternative   Capital
Multi-Strategy Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 9, 2008                  /s/ Egidio Robertiello
     ----------------------            -----------------------------------------
                                       Egidio Robertiello, President
                                       (principal executive officer)


I, Sandra DeGaray, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Multi-Strategy Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 9, 2008                  /s/ Sandra DeGaray
     ----------------------            -----------------------------------------
                                       Sandra DeGaray, Chief Financial Officer
                                       and Treasurer
                                       (principal financial officer)